Exhibit 10.1

AMENDMENT NO. 1

to

AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT (the “Amendment”) is made as of November 10, 2006 (the “Effective Date”), by and among UNITED STATIONERS SUPPLY CO. (the “Borrower”), UNITED STATIONERS INC., as a credit party (the “Parent”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA (Illinois)), in its capacity as administrative agent (the “Agent”) under that certain Amended and Restated Five-Year Revolving Credit Agreement dated as of October 12, 2005 by and among the Borrower, the Parent, the financial institutions party thereto and the Agent (as amended, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”).  Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Parent, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrower has requested that the Aggregate Commitment be increased from $275,000,000 to $325,000,000;

WHEREAS, the Borrower, the Agent, each Increasing Lender (as defined below) and any New Lender (as defined below) have agreed to amend the Credit Agreement to increase the Aggregate Commitment to $325,000,000 (the “Commitment Increase”), and in connection therewith each Increasing Lender and each New Lender has agreed to extend a Commitment in the amount set forth on Annex I hereto, in each case, on the terms and conditions set forth herein;

WHEREAS, immediately after giving effect to the Commitment Increase, the Borrower has requested that the Lenders amend the Credit Agreement on the terms and conditions set forth herein;

WHEREAS, the Borrower, the Agent and the Required Lenders (after giving effect to the Commitment Increase) have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

1.                                       Increase of Aggregate Commitment.  Effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 below:

1.1.                              The Commitments of the Lenders electing to increase their respective Commitments in accordance with Section 2.21 of the Credit Agreement (each, an “Increasing Lender”) are amended as set forth on Annex I hereto.  Any new Lender signatory hereto which was not party to the Credit Agreement prior to the date hereof (each, a “New Lender”) shall be deemed to be a Lender for all purposes under the Credit Agreement and each such New Lender’s Commitment is set forth on Annex I hereto.

1.2.                              Each Increasing Lender and New Lender shall make available to the Agent such amounts in immediately available funds as the Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to the Commitment Increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Pro Rata Share.  The Borrower shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the Effective Date (with such reborrowing to consist of the Types of Advances, with related Interest Periods if applicable, specified in a Borrowing Notice delivered by the Borrower in accordance with the requirements of Section 2.8).  The deemed payments made pursuant to the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid.  In the event that any deemed payment made pursuant to this Section 1.2 occurs other than on the last day of the related Interest Period related to any Revolving Loan, each Lender party hereto hereby waives any indemnification by the Borrower pursuant to the provisions of Section 3.4 solely with respect to any such Revolving Loan.

2.                                       Amendments to the Credit Agreement.  Effective as of the Effective Date and immediately after giving effect to the Commitment Increase and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

2.1.                              Section 2.21 of the Credit Agreement is amended (i) to delete each occurrence of the phrase “$100,000,000” now appearing therein, and to substitute the following therefor:  “$150,000,000”, and (ii) to delete the phrase “$375,000,000” now appearing therein, and to substitute the following therefor:  “$425,000,000”; it being understood and agreed that the Commitment Increase shall be deemed to constitute an increase of the Aggregate Commitment pursuant to Section 2.21 (as amended by this Amendment) in an amount equal to $50,000,000.

2.2.                              Section 6.12.4 of the Credit Agreement is amended to delete the phrase “$275,000,000” now appearing therein, and to substitute the following therefor:  “$350,000,000”.

2.3.                              Section 6.14.4 of the Credit Agreement is amended to delete the phrase “$275,000,000” now appearing therein, and to substitute the following therefor:  “$350,000,000”.

3.                                       Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that:

(a)                                  the Agent shall have received duly executed originals of this Amendment from each of the Borrower, the Parent, the Required Lenders (or the Agent with the consent in writing of the Required Lenders), each Increasing Lender and each New Lender;

(b)                                 the Agent shall have received duly executed originals of a Reaffirmation in the form of Attachment A attached hereto from each of the Borrower’s Subsidiaries identified thereon;

(c)                                  the Agent and the Lenders shall have administered the reallocation of the Aggregate Outstanding Credit Exposure among the Lenders in accordance with their respective Pro Rata Shares of the Aggregate Commitment;

(d)                                 the Agent shall have received (i) duly certified resolutions of the Borrower and each other Credit Party (in form and substance reasonably acceptable to the Agent) authorizing the execution, delivery and performance of this Amendment and of the Credit Agreement as amended hereby, and (ii) an opinion letter of counsel to the Credit Parties in form and substance reasonably acceptable to the Agent; and

(e)                                  the Agent shall have received such other documents, instruments and agreements as the Agent shall reasonably request.

4.                                       Representations and Warranties and Reaffirmations of the Parent and the Borrower.

4.1.                              Each of the Parent and the Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby, and the Reaffirmation attached hereto, constitute legal, valid and binding obligations of each Credit Party party thereto and are enforceable against each such Credit Party in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and requirements of reasonableness, good faith and fair dealing), and (ii) no Default or Unmatured Default has occurred and is continuing.

4.2.                              Upon the effectiveness of this Amendment and after giving effect hereto, each of the Parent and the Borrower hereby reaffirms all covenants, representations and warranties, in all material respects, made in the Credit Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date, except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date.

5.                                       Reference to the Effect on the Credit Agreement.

5.1.                              Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

5.2.                              Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

5.3.                              The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.                                       GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.                                       Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.                                       Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.                                       Fees.  On or before the second Business Day following the Effective Date, the Borrower shall pay to the Agent for its account, the Arranger’s account and the account of each of the Increasing Lenders and New Lenders, all fees payable pursuant to that certain Fee Letter, dated as of November 3, 2006, by and among the Borrower, the Agent and the Arranger.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNITED STATIONERS SUPPLY CO., as the Borrower

By:
Name:
Title:

UNITED STATIONERS INC., as a Credit Party

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA (Illinois)), individually, as an LC Issuer, and as Agent

By:
Name:
Title:

PNC BANK N.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

LASALLE BANK MIDWEST, N.A.

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

FIFTH THIRD BANK (CHICAGO), A MICHIGAN BANKING CORPORATION

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

ASSOCIATED BANK, N.A.

By:
Name:
Title:

CAPITAL ONE, N.A.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

ATTACHMENT A

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Five-Year Revolving Credit Agreement dated as of October 12, 2005 by and among UNITED STATIONERS SUPPLY CO. (the “Borrower”), UNITED STATIONERS INC., as a credit party (the “Parent”), the financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to BANK ONE, NA (ILLINOIS)), in its capacity as administrative agent (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 1 is dated as of November 10, 2006 (the “Amendment”).  Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  The undersigned acknowledge and agree that nothing in the Credit Agreement, the Amendment or any other Loan Document shall be deemed to require the consent of the Agent or any Lender to any future amendment or other modification to the Credit Agreement or any Loan Document.  Each of the undersigned reaffirms the terms and conditions of the Guaranty, the Security Agreement, the Intellectual Property Security Agreements and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  November 10, 2006

LAGASSE, INC.		UNITED STATIONERS FINANCIAL SERVICES LLC

By:		By:
Name:	Brian S. Cooper	Name:	Brian S. Cooper
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

UNITED STATIONERS SUPPLY CO.		UNITED STATIONERS TECHNOLOGY SERVICES LLC

By:		By:
Name:	Brian S. Cooper	Name:	Brian S. Cooper
Title:	Senior Vice President and Treasurer	Title:	Vice President and Treasurer

ANNEX I

COMMITMENT SCHEDULE

LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$40,000,000
PNC Bank, N.A.	$34,500,000
U.S. Bank, National Association	$34,500,000
KeyBank National Association	$34,500,000
LaSalle Bank Midwest N.A.	$34,500,000
Comerica Bank	$24,000,000
Fifth Third Bank	$24,000,000
The Northern Trust Company	$24,000,000
Union Bank of California, N.A.	$24,000,000
Associated Bank, N.A.	$24,000,000
Wells Fargo Bank, National Association	$15,000,000
Capital One, N.A.	$12,000,000
TOTAL:	$325,000,000